Exhibit 10.52

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Agreement”) is effective as of the March 27, 2018, by and between GREEN PLAINS INC., an Iowa corporation (the “Company”), and TODD BECKER, an individual (“Executive).

In consideration of the promises and mutual covenants contained herein, the parties hereto agree as follows:

1. Amendment. Section 4.4 entitled “Section 280G Adjustments” is deleted in its entirety.
2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska, without reference to the choice of law provisions thereof.

3. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Counterparts and signatures transmitted by facsimile shall be valid, effective and enforceable as originals.

IN WITNESS WHEREOF, Executive has signed this Agreement personally and the Company has caused this Agreement to be executed by its duly authorized representative.

“Company”:

GREEN PLAINS INC.

By: /s/ Wayne Hoovestol

Name: Wayne Hoovestol

Title:  Chairman

 “Executive”:

/s/ Todd Becker

Todd Becker